UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7278

Nuveen Arizona Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2013

NAZ
Nuveen Arizona Premium Income Municipal Fund

NUM
Nuveen Michigan Quality Income Municipal Fund

NUO
Nuveen Ohio Quality Income Municipal Fund

NTX
Nuveen Texas Quality Income Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	18

Statement of Assets and Liabilities	48

Statement of Operations	49

Statement of Changes in Net Assets	50

Statement of Cash Flows	52

Financial Highlights	54

Notes to Financial Statements	60

Annual Investment Agreement Approval Process	74

Reinvest Automatically, Easily and Conveniently	82

Glossary of Terms Used in this Report	83

Additional Fund Information	87

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
October 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, discuss key investment strategies and the six-month performance of the Nuveen Arizona, Michigan, Ohio and Texas Funds. Michael assumed portfolio management responsibility for NAZ in 2011 and Dan has managed NTX, NUM and NUO since 2007.

FUND REORGANIZATIONS

Effective before the opening of business on April 8, 2013, certain Arizona Funds (the Acquired Funds) were reorganized into one, larger Arizona Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Arizona Dividend Advantage Municipal Fund	NFZ	Nuveen Arizona Premium Income Municipal Fund	NAZ
Nuveen Arizona Dividend Advantage Municipal Fund 2	NKR
Nuveen Arizona Dividend Advantage Municipal Fund 3	NXE

Effective before the opening of business on April 8, 2013, certain Ohio Funds (the Acquired Funds) were reorganized into one, larger Ohio Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Ohio Dividend Advantage Municipal Fund	NXI	Nuveen Ohio Quality Income Municipal Fund	NUO
Nuveen Ohio Dividend Advantage Municipal Fund 2	NBJ
Nuveen Ohio Dividend Advantage Municipal Fund 3	NVJ

Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved, and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market, and shareholders received

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for their preferred shares of the Acquired Funds held immediately prior to the reorganizations.

In conjunction with the reorganizations, a change-of-domicile reorganization was approved to convert NAZ and NUO from Minnesota corporations to Massachusetts business trusts. As a result, on April 8, 2013, the Funds’ names were changed to Nuveen Arizona Premium Income Municipal Fund and Nuveen Ohio Quality Income Municipal Fund. The Funds’ tickers remained unchanged.

What key strategies were used to manage the Arizona, Michigan, Ohio and Texas Funds during the six-month reporting period ended August 31, 2013?

During this reporting period, uncertainty about the next step for the Federal Reserve’s quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. Ongoing political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to an unsettled environment and prompted an increase in shareholder outflows for the general municipal market. Given this backdrop, municipal bond prices generally declined during this period, while the yield curve steepened. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

NAZ found value in a number of sectors, including health care, where we purchased bonds for the Yavapai County Regional Medical Center in Prescott and the University Medical Center in Tucson. We also added to the Fund’s existing positions across the yield curve. In NTX, our purchases focused on diversified areas of the market, including general obligation (GO) bonds, health care, lower rated charter schools, industrial development revenue bonds and dedicated tax credits. We also participated in the $2 billion offering of bonds issued for the Grand Parkway in Houston, which when complete, will be the longest beltway in the U.S. NUM found value in diversified areas of the market; which includes GO bonds, higher education, tax increment credits, single-A rated health care and an airport issue. We also exchanged certain Michigan tobacco securities for others that better fit our management objectives. These trades enabled us to diversify more equally between the two issues (2007 and 2008) of tobacco bonds available in the Michigan municipal marketplace. In NUO, we purchased four health care issues with ratings that ranged from single-A to BB in addition to GOs, higher education, specialty tax and utilities credits. The Fund also bought bonds issued for the Ohio Turnpike and for JobsOhio; the JobsOhio deal is the state’s private, non-profit economic development agency. The proceeds from these bonds were used to lease Ohio’s wholesale liquor franchise for a term of 25 years, while the state’s Division of Liquor Control continues to operate and manage the liquor business. Profits from the franchise, which are expected to total approximately $100 million annually, will be used to fund JobsOhio’s job creation efforts.

In general, our focus in NAZ was on maintaining the Fund’s duration at its target level by adding to positions throughout the curve. Other than a small purchase of Puerto Rico bonds (see the Puerto Rico discussion later in this report), all of NAZ’s purchases during this reporting period were made in the Arizona market. In NTX, NUM and NUO we generally purchased bonds with intermediate and longer maturities in order to maintain the Fund’s duration within targeted objectives and provide protection for its duration and yield curve positioning. All of our purchases in NTX involved instate paper, bought in both the primary and secondary markets. Despite a substantial decline in Michigan issuance during this period, partially due to higher borrowing costs tied to the Detroit bankruptcy filing, all of our purchases in NUM involved in-state paper, bought largely in the secondary market. NUO purchased Ohio paper in both the primary and secondary markets.

6	Nuveen Investments

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the first part of this reporting period, we saw an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. In the latter months of this period, as interest rates rose, refinancing activity declined. NAZ also took advantage of an opportunity to sell holdings of auction rate student loan bonds, which had been essentially illiquid since the financial crisis that began in 2008. These bonds were sold at an attractive price and the proceeds redeployed into credits offering higher yields. NTX, NUM and NUO also generated cash through a few small sales. Overall, however, selling was minimal.

As of August 31, 2013, all the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this period, NUO found it advantageous to add a new inverse floating rate trust funded with paper issued by JobsOhio.

How did the Funds perform during the six-month reporting period ended August 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2013. Each Fund’s returns are compared with performance of a corresponding market index and Lipper classification average.

For the six months ended August 31, 2013, the cumulative returns on common share net asset value (NAV) for NAZ, NUM, NUO and NTX,underperformed the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NAZ and NTX exceeded the average return for the Lipper Other States Municipal Debt Funds Classification Average. NUM exceeded the average return for the Lipper Michigan Municipal Debt Funds Classification Average, while NUO trailed the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shortest end of the municipal yield curve posted the best returns during this reporting period, while bonds at the longest end produced the weakest results. NAZ, NTX, NUM and NUO were overweighted in the longer segments of the curve that underperformed and NAZ also was underweighted in the shorter parts of the curve that outperformed relative to the market. As a result, duration and yield curve positioning was the major factor detracting from the Funds’ performance.

Credit exposure also factored into the Funds’ performance during these six months, as credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen and higher quality bonds generally outperformed lower quality bonds. In general, these Funds benefited from their exposure to the higher rated categories. They also were generally underweighted in bonds rated single-B, which lessened the impact of this sector’s underperformance.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of August 31, 2013, NTX benefited from its overweighting in

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

pre-refunded bonds, while NAZ held a significantly smaller position in these credits. NUM had a significantly heavier weighting of pre-refunded bonds than NUO. GO credits and housing bonds also typically outperformed the general municipal market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins for this reporting period were industrial development revenue (IDR), health care (including hospitals), water and sewer, and transportation. NUM, in particular, was overexposed to water and sewer bonds relative to the Michigan index, which had a negative impact on its performance. Although NUO was overweighted in health care, the specific health care bonds held by this Fund performed well, making a positive relative contribution to NUO’s return. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations. All the Funds held positions in tobacco bonds.

Shareholders should be aware of issues impacting the Funds’ Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico Sales Tax Financing Corporation (COFINA) bonds to Aa3 from Aa2 and Puerto Rico GO bonds to Baa3 from Baa1. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended August 31, 2013, Puerto Rico paper generally underperformed the municipal market as a whole. NTX holds approximately 1% of its portfolio in Puerto Rico tobacco bonds. Both NUM and NUO have limited exposure (approximately 2% in each Fund) to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA, along with small amounts of water and sewer bonds. NUM also holds a small position in Puerto Rico bonds issued for a cogeneration facility, while NUO has a small allocation of Puerto Rico tobacco credits. None of these Funds has any exposure to Puerto Rico GOs. The limited nature of the Funds’ exposure to Puerto Rico helped to moderate the impact of the underperformance. During this period, no additional Puerto Rico bonds were purchased by NUM, NUO or NTX, while NAZ purchased a small position in Puerto Rico electric power bonds that were escrowed to maturity in U.S. government securities. This purchase was attractive to us because NAZ had cash to reinvest and had reached its target duration, and these bonds offered a short maturity (approximately four years) and a higher yield than otherwise would have been available in that part of the yield curve. In addition, due to the escrow, we believe that these bonds should not be impacted by the Puerto Rico market. NAZ also sold some of its COFINA holdings prior to a market downturn in June 2013.

During this period, another noteworthy credit event weighed on the municipal market. On July 18, 2013, the City of Detroit filed for Chapter 9 in federal bankruptcy court. Detroit, burdened by decades of population loss, changes in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. It is not yet clear how this bankruptcy will impact the actual creditworthiness, or the market’s perception of that creditworthiness, of other municipalities in Michigan. Shareholders of NUM should note that this Fund held no Detroit GO bonds during this reporting period. NUM’s holdings of Detroit water and sewer bonds, which generally are insured, are categorized as essential services bonds. During this reporting period, these bonds generally underperformed.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of August 31, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	NAZ	NUM	NUO	NTX
Effective Leverage*	38.28%	38.24%	41.36%	34.68%
Regulatory Leverage*	33.78%	35.21%	34.80%	33.46%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and/or Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	MTP Shares					VMTP Shares
	Series		Shares Issued at Liquidation Value	Annual Interest Rate	NYSE / NYSE MKT Ticker	Series	Shares Issued at Liquidation Value	Total
NAZ	2015	**	$29,825,000	2.05%	NAZ PRC	2014	$28,000,000
	2016	**	20,846,000	2.90%	NAZ PRD	—	—
			$50,671,000				$28,000,000	$78,671,000
NUM	2015		$16,313,000	2.30%	NUM PRC	2014	$87,900,000
			—	—	—	2014-1	53,900,000
			$16,313,000				$141,800,000	$158,113,000
NUO	2014	**	$42,714,150	2.35%	NUO PRACL	2014	$73,500,000
	2015	**	19,450,000	2.35%	NUO PRCCL	—	—
	2016	**	11,653,400	2.95%	NUO PRDCL	—	—
			$73,817,550				$73,500,000	$147,317,550
NTX	2015		$70,920,000	2.30%	NTX PRC	—	—
			$70,920,000					$70,920,000

** Shares issued in connection with reorganizations.

Subsequent to the close of this reporting period, NUO redeemed all series of their MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed, with the proceeds of newly issued Variable Rate Demand Preferred (VRDP) Shares. On September 26, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NUO’s MTP Shares were redeemed on October 7, 2013.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP and VMTP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS INFORMATION

During the current reporting period ended August 31, 2013, the Fund’s monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NAZ	NUM	NUO	NTX
March	$0.0640	$0.0740	$0.0800	$0.0580
April*	0.0640	0.0740	0.1079	0.0580
May	0.0640	0.0740	0.0800	0.0580
June	0.0640	0.0740	0.0800	0.0580
July	0.0640	0.0740	0.0800	0.0580
August	0.0640	0.0740	0.0800	0.0580

Market Yield**	6.45%	7.06%	6.92%	5.23%
Taxable-Equivalent Yield**	9.39%	10.25%	10.16%	7.26%

*
In connection with the Fund’s reorganization, the Fund declared a dividend of $0.0279 per common share with an ex-dividend date of April 16, 2013, payable on May 1, 2013. This distribution was in addition to the Fund’s monthly tax-free dividend of$0.0800 with an ex-dividend date of April 3, 2013, payable on May 1, 2013.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.9% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2013, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES

As of August 31, 2013 and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NAZ, NUO and NTX have not repurchased any of their outstanding common shares.

	NAZ	NUM	NUO	NTX
Common Shares Cumulatively Repurchased and Retired	—	170,200	—	—
Common Shares Authorized for Repurchase	445,000	1,155,000	980,000	975,000

Nuveen Investments	11

Common Share Information (continued)

During the current reporting period, the Funds repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Repurchased and Retired	—	9,500	—	—
Weighted Average Price per Common Share Repurchased and Retired	—	$12.87	—	—
Weighted Average Discount per Common Share Repurchased and Retired	—	12.17%	—	—

COMMON SHARE EQUITY SHELF PROGRAMS

NTX is authorized to issue an additional 950,000 common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, NTX sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NTX
Common Shares Sold through Equity Shelf Program	10,120
Weighted Average Premium to NAV per Common Share Sold	1.35%

OTHER COMMON SHARE INFORMATION

As of August 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Share NAV	$13.34	$13.95	$14.90	$14.07
Common Share Price	$11.90	$12.58	$13.88	$13.31
Premium/(Discount) to NAV	(10.79)%	(9.82)%	(6.85)%	(5.40)%
6-Month Average Premium/(Discount) to NAV	(6.66)%	(8.49)%	(4.78)%	(3.26)%

12	Nuveen Investments

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

NAZ
Nuveen Arizona Premium Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	(11.45)%	(7.69)%	5.50%	5.01%
NAZ at Common Share Price	(22.01)%	(20.75)%	4.15%	4.15%
S&P Municipal Bond Arizona Index	(5.41)%	(2.98)%	4.77%	4.64%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper Other States Municipal Debt Funds Classification Average	(11.89)%	(9.39)%	4.83%	4.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	26.1%
Health Care	19.5%
Utilities	14.1%
Education and Civic Organizations	12.7%
Tax Obligation/General	11.2%
Water and Sewer	7.4%
U.S. Guaranteed	6.2%
Other	2.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	12.9%
AA	28.9%
A	31.8%
BBB	14.8%
BB or Lower	2.0%
N/R	7.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

14	Nuveen Investments

NUM
Nuveen Michigan Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUM at Common Share NAV	(12.17)%	(8.98)%	5.09%	4.87%
NUM at Common Share Price	(16.87)%	(14.14)%	6.59%	4.25%
S&P Municipal Bond Michigan Index	(6.37)%	(3.75)%	4.50%	4.45%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper Michigan Municipal Debt Funds Classification Average	(14.32)%	(11.29)%	4.54%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	32.6%
Health Care	13.0%
U.S. Guaranteed	13.0%
Water and Sewer	11.6%
Tax Obligation/Limited	8.2%
Utilities	5.9%
Consumer Staples	4.6%
Other	11.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	21.5%
AA	52.2%
A	16.6%
BBB	1.6%
BB or Lower	6.3%
N/R	0.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NUO
Nuveen Ohio Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	(12.89)%	(9.42)%	5.19%	4.80%
NUO at Common Share Price	(19.40)%	(20.87)%	6.25%	4.11%
S&P Municipal Bond Ohio Index	(7.13)%	(4.06)%	4.31%	4.15%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper Other States Municipal Debt Funds Classification Average	(11.89)%	(9.39)%	4.83%	4.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	20.2%
Tax Obligation/General	19.5%
Tax Obligation/Limited	17.2%
U.S. Guaranteed	15.9%
Education and Civic Organizations	5.7%
Water and Sewer	5.0%
Consumer Staples	4.5%
Other	12.0%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	21.2%
AA	41.8%
A	21.6%
BBB	8.4%
BB or Lower	5.7%
N/R	0.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NTX
Nuveen Texas Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2013

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTX at Common Share NAV	(9.27)%	(6.76)%	5.56%	5.22%
NTX at Common Share Price	(14.80)%	(18.24)%	6.54%	4.99%
S&P Municipal Bond Texas Index	(5.80)%	(3.28)%	4.94%	4.79%
S&P Municipal Bond Index	(5.99)%	(3.74)%	4.50%	4.55%
Lipper Other States Municipal Debt Funds Classification Average	(11.89)%	(9.39)%	4.83%	4.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
U.S. Guaranteed	19.0%
Tax Obligation/General	16.1%
Tax Obligation/Limited	11.9%
Water and Sewer	10.8%
Utilities	10.6%
Transportation	9.9%
Health Care	8.9%
Education and Civic Organizations	7.9%
Other	4.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	29.5%
AA	28.5%
A	22.8%
BBB	13.4%
BB or Lower	2.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NAZ
Nuveen Arizona Premium Income Municipal Fund Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.6% (0.4% of Total Investments)
$1,045	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	$963,647
	Education and Civic Organizations – 19.0% (12.7% of Total Investments)
1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 5.000%, 7/01/37	No Opt. Call	AA	1,012,760
1,400	Arizona Board of Regents, University of Arizona, Stimulus Plan for Economic and Educational Development Revenue Bonds, Series 2013, 5.000%, 8/01/21	No Opt. Call	AA–	1,593,410
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 4310, 18.150%, 6/01/20 (IF) (4)	No Opt. Call	AA–	2,346,915
	Arizona State University, System Revenue Bonds, Series 2005:
2,705	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	2,917,072
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	808,373
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	1,962,980
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	3,572,660
790	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	778,276
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	766,845
755	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	732,403
585	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	552,105
745	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	720,206
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A+	3,400,845
1,045	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	1,046,682
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	723,641
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40	6/19 at 100.00	BBB–	695,279
200	6.100%, 6/01/45	6/19 at 100.00	BBB–	186,752
655	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	610,421
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,006,880
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	279,900
1,500	Tempe Industrial Development Authority, Arizona, Lease Revenue Bonds, Arizona State University Foundation Project, Series 2003, 5.000%, 7/01/34 – AMBAC Insured	11/13 at 100.00	N/R	1,344,165
1,350	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	1,293,921

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	$893,170
29,635	Total Education and Civic Organizations			29,245,661
	Health Care – 29.2% (19.5% of Total Investments)
3,855	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	4,010,742
7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	7,908,640
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	4,531,605
1,225	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/20	4/14 at 100.00	A	1,257,328
1,800	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	1,699,650
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	2,732,159
6,100	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	6,326,005
7,560	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	7,726,547
330	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A, 6.375%, 11/15/15	11/13 at 100.00	AA+	331,614
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	1,106,022
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
1,415	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB+	1,421,976
1,160	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	1,116,430
2,500	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	2,542,700
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19	No Opt. Call	BBB+	218,298
800	5.000%, 7/01/20	No Opt. Call	BBB+	860,024
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	228,442
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	949,630
45,070	Total Health Care			44,967,812
	Long-Term Care – 0.8% (0.6% of Total Investments)
550	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	500,148
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	759,954
1,330	Total Long-Term Care			1,260,102
	Tax Obligation/General – 16.7% (11.2% of Total Investments)
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	2,117,273
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	1,408,881
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	1,029,870

Nuveen Investments	19

NAZ	Nuveen Arizona Premium Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	Aa2	$1,124,120
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	860,219
1,180	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation Refunding Bonds, Series 2002A, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Aa2	1,228,274
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 – AGM Insured	7/18 at 100.00	A1	1,261,596
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	AA	1,525,015
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	1,502,452
1,000	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	1,034,280
1,750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	1,839,023
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	4,789,977
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,381,081
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,429,156
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,785,902
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 – NPFG Insured	7/16 at 100.00	Aa3	1,456,191
24,330	Total Tax Obligation/General			25,773,310
	Tax Obligation/Limited – 39.0% (26.1% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,248,508
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Refunding Series 2011A, 5.000%, 7/01/36	7/21 at 100.00	AA+	1,024,020
	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27	7/22 at 100.00	BBB	325,828
1,085	5.000%, 7/15/31	7/22 at 100.00	BBB	972,431
639	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	543,597
500	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	397,585
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
442	5.700%, 7/01/27	1/17 at 100.00	N/R	401,380
477	5.800%, 7/01/32	1/17 at 100.00	N/R	411,746
757	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	11/13 at 100.00	N/R	757,969
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	1,603,080
510	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	512,382
2,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	2,516,618
1,550	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A1	1,669,986
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgment Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	243,190
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,431,498

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,282	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	$3,224,828
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	607,879
1,160	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	1,198,315
2,175	Mohave County, Arizona, Certificates of Participation, Series 2004, 5.250%, 7/01/19 – AMBAC Insured	7/14 at 100.00	N/R	2,205,537
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	315,462
1,500	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	1,256,850
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	863,080
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	330,052
1,000	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,150,420
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	2,397,000
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	525,648
3,000	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	11/13 at 100.00	BBB–	3,002,460
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,154,170
300	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29	7/14 at 100.00	N/R	297,612
275	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24	11/13 at 100.00	BBB–	221,645
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,655,580
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	405,435
3,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	549,166
4,300	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	4,375,551
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	3,462,840
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	5,190,100
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	1,356,621
2,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	2,028,400
1,750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,691,725
3,145	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	3,215,542
1,597	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,542,734

Nuveen Investments	21

NAZ	Nuveen Arizona Premium Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	$837,320
63,574	Total Tax Obligation/Limited			60,121,790
	Transportation – 2.7% (1.8% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	174,557
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,800,065
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,206,827
4,180	Total Transportation			4,181,449
	U.S. Guaranteed – 9.2% (6.2% of Total Investments) (5)
3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38 (Pre-refunded 1/01/14)	1/14 at 100.00	AA (5)	3,061,320
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	1,395,550
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA- (5)	1,083,770
100	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Series 2004B, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA- (5)	104,203
615	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	688,480
1,575	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA (5)	1,638,331
655	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	702,376
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	3,680,262
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (5)	727,568
1,335	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989N, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A (5)	1,175,080
13,560	Total U.S. Guaranteed			14,256,940
	Utilities – 21.0% (14.1% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,343,198
	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001:
1,000	5.250%, 10/01/15	No Opt. Call	AA	1,096,680
1,500	5.250%, 10/01/17	No Opt. Call	AA	1,726,140
175	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	178,579
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	A1	4,326,809
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	424,072

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$3,335	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB	$3,396,564
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	1,818,288
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR:
2,660	5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	BBB	2,060,622
2,170	5.000%, 7/01/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB	1,648,896
2,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2005A, 5.000%, 1/01/35	No Opt. Call	Aa1	2,043,500
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.590%, 1/01/38 (IF) (4)	1/18 at 100.00	Aa1	2,572,900
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A–	4,607,055
5,665	5.000%, 12/01/37	No Opt. Call	A–	5,187,214
33,480	Total Utilities			32,430,517
	Water and Sewer – 11.1% (7.4% of Total Investments)
500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA–	513,400
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	BBB+	1,009,965
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	517,295
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	2,920,551
455	Maricopa County Industrial Development Authority, Arizona, Water System Improvement Revenue Bonds, Chaparral City Water Company, Series 1997A, 5.400%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	455,305
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,038,570
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,486,950
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,231,620
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	1,599,165
750	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	565,245
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
1,600	4.700%, 4/01/22	4/14 at 100.00	A–	1,602,448
1,970	4.900%, 4/01/32	4/17 at 100.00	A–	1,814,015
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	564,170

Nuveen Investments	23

NAZ	Nuveen Arizona Premium Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$1,814,993
17,295	Total Water and Sewer			17,133,692
$233,499	Total Investments (cost $231,851,747) – 149.3%			230,334,920
	Floating Rate Obligations – (1.8)%			(2,755,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (32.9)% (6)			(50,671,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (18.2)% (6)			(28,000,000)
	Other Assets Less Liabilities – 3.6%			5,322,542
	Net Assets Applicable to Common Shares – 100%			$154,231,462

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 22.0% and 12.2%, respectively.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

NUM
Nuveen Michigan Quality Income Municipal Fund Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.1% (4.6% of Total Investments)
$7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$5,489,578
17,150	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	15,161,801
24,250	Total Consumer Staples			20,651,379
	Education and Civic Organizations – 7.0% (4.5% of Total Investments)
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	713,600
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	952,507
805	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB+	850,652
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	3/14 at 100.00	N/R	1,686,247
1,150	5.000%, 9/01/26 – AMBAC Insured	3/14 at 100.00	N/R	1,054,332
250	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	220,455
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	5,024,550
1,350	Michigan Technological University, General Revenue and Refunding Bonds, Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	1,352,606
5,000	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 – AGM Insured	No Opt. Call	Aa2	5,029,200
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa2	3,624,261
21,195	Total Education and Civic Organizations			20,508,410
	Health Care – 20.1% (13.0% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,001,000
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	1,716,858
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,493,345
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	1,881,640
5,505	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	A–	5,088,657
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A	3,770,246
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A	1,035,520
3,750	5.000%, 11/01/42	11/22 at 100.00	A	3,430,650
3,000	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	2,756,460
9,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	9,176,050

Nuveen Investments	25

NUM	Nuveen Michigan Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
$150	5.000%, 11/15/20	11/19 at 100.00	A	$162,081
7,300	5.750%, 11/15/39	11/19 at 100.00	A	7,384,607
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	4,106,560
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2006A, 5.250%, 11/15/46	11/16 at 100.00	A	1,864,340
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	928,280
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	3,791,242
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,793,715
59,575	Total Health Care			58,381,251
	Housing/Multifamily – 5.7% (3.7% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA+	2,781,331
990	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	10/13 at 100.00	AA–	1,001,039
1,285	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	10/13 at 100.00	AA–	1,287,069
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,395	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,430,391
1,405	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,438,270
140	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1999A, 5.300%, 10/01/37 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	AA	139,999
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,308,533
325	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	332,163
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,803,283
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,546,532
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D:
2,150	3.950%, 10/01/37	4/22 at 100.00	AA	1,750,057
1,000	4.000%, 10/01/42	No Opt. Call	AA	805,720
17,215	Total Housing/Multifamily			16,624,387
	Housing/Single Family – 1.3% (0.9% of Total Investments)
3,060	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	3,113,183
750	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	731,355
3,810	Total Housing/Single Family			3,844,538
	Industrials – 0.2% (0.1% of Total Investments)
500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series 2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	505,165

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 50.5% (32.6% of Total Investments)
$2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	$2,419,032
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	2,210,758
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	100,226
3,000	Bloomfield Hills Schools, Oakland County, Michigan, School Building and Site General Obligation – Unlimited Tax Bonds, Series 2013, 4.000%, 5/01/39	5/23 at 100.00	Aaa	2,647,800
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	875,070
500	4.000%, 5/01/33	5/21 at 100.00	AA–	431,885
	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,032,830
2,250	5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,326,298
4,257	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.935%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	4,218,602
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	1,008,796
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,238,520
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,249,064
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
2,000	6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,289,360
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,081,605
1,075	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	1,228,241
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
1,040	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,126,154
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	2,808,641
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	1,059,260
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA–	1,734,274
4,850	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	4,808,436
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	5,467,804
3,000	0.000%, 12/01/26	No Opt. Call	AAA	1,744,020
100	0.000%, 12/01/27	No Opt. Call	AAA	54,927
5,305	0.000%, 12/01/29	No Opt. Call	AAA	2,586,081
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	926,607
2,000	5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	2,090,540
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	1,677,968
3,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	3,334,599
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 – AGM Insured	5/15 at 100.00	AA	200,192
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	2,622,660
3,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	A1	3,904,679

Nuveen Investments	27

NUM	Nuveen Michigan Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	$2,162,009
1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	1,938,976
990	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	1,063,418
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	4,521,960
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	1,098,210
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa3	2,969,100
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,476,228
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	6,844,473
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – NPFG Insured	5/15 at 100.00	AA–	1,697,479
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,601,231
5,620	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	5,748,529
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	5/14 at 100.00	Aa2	1,130,789
2,285	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 10.818%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	2,174,475
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	Aa2	772,943
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	1,583,066
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA–	638,234
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	529,353
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA–	798,816
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	569,005
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	Aa2	1,036,500
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	2,113,755
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	363,717
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	3,201,130
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	AA	1,664,847
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,545,622
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	3,614,616
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	Aa1	2,490,829

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:
$1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	$1,123,276
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	2,150,731
2,905	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB	3,019,922
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	11/13 at 100.00	A	1,501,740
5,000	5.000%, 12/01/21 – NPFG Insured	11/13 at 100.00	A	4,999,850
6,125	5.000%, 12/01/30 – NPFG Insured	11/13 at 100.00	A	5,858,318
3,850	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	4,044,849
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	1,991,133
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA–	1,382,459
150,507	Total Tax Obligation/General			146,926,517
	Tax Obligation/Limited – 12.7% (8.2% of Total Investments)
2,485	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	2,365,472
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	569,285
500	5.000%, 10/01/30	10/21 at 100.00	AA	500,305
500	5.000%, 10/01/31	10/21 at 100.00	AA	498,800
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,100,920
170	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	A–	174,457
4,730	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	5,090,426
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
1,600	5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,606,784
2,135	5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,138,074
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	3,277,120
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	3,360,207
8,040	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	8,046,432
	Michigan State Trunk Line Fund Refunding Bonds, Series 2009:
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,038,954
1,300	5.000%, 11/15/36	11/21 at 100.00	AA+	1,299,896
17,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,784,150
1,930	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 – NPFG Insured	5/15 at 100.00	A	1,605,085
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,027,530
1,570	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,441,527
60,400	Total Tax Obligation/Limited			36,925,424

Nuveen Investments	29

NUM	Nuveen Michigan Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 2.9% (1.9% of Total Investments)
$230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	$231,599
	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A:
2,345	5.000%, 12/01/23	No Opt. Call	A	2,448,860
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA–	912,730
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	4,826,925
8,075	Total Transportation			8,420,114
	U.S. Guaranteed – 20.2% (13.0% of Total Investments) (4)
1,475	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2 (4)	1,487,051
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A (4)	989,545
1,400	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2 (4)	1,411,214
1,065	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,099,431
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004:
500	5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	516,100
500	5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	516,100
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured	11/14 at 100.00	Aa2 (4)	4,098,444
3,630	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	3,819,123
1,060	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	1,115,226
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
7,100	5.000%, 10/15/22 (Pre-refunded 10/15/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	7,142,529
7,480	5.000%, 10/15/23 (Pre-refunded 10/15/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	7,524,805
3,460	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	11/13 at 100.00	Aaa	3,472,733
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	457,700
1,600	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,723,104
835	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	899,245
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
4,435	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	4,772,282
2,680	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	2,883,814
1,115	Michigan Technological University, General Revenue Bonds, Series 2004A, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	1,119,516
1,000	Otsego Public Schools District, Allegan and Kalamazoo Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,032,330
4,340	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	4,479,748
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
170	6.000%, 8/01/26 (ETM)	No Opt. Call	BBB- (4)	206,021
1,530	6.000%, 8/01/26 (ETM)	No Opt. Call	BBB- (4)	1,854,192
4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	4,649,769
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	AA- (4)	1,473,464
56,120	Total U.S. Guaranteed			58,743,486

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 9.2% (5.9% of Total Investments)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
$390	5.000%, 7/01/28	7/18 at 100.00	AA–	$396,501
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	8,302,223
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
1,700	18.344%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,783,096
1,110	18.344%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,164,257
3,530	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,288,725
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	1,869,701
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	2,090,794
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	2,265,282
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	297,499
3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	A1	4,378,579
990	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	898,098
25,820	Total Utilities			26,734,755
	Water and Sewer – 18.0% (11.6% of Total Investments)
	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A:
500	5.250%, 7/01/26	7/22 at 100.00	BBB+	469,275
3,500	5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	3,030,685
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
1,085	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A	968,797
135	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	118,083
4,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	3,808,800
1,965	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 7/01/17 – AGM Insured	11/13 at 100.00	AA–	1,941,145
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	424,307
5,350	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BB–	4,591,584
1,060	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011C, 5.000%, 7/01/41	No Opt. Call	BB–	875,295
305	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	11/13 at 100.00	A	267,659
10,100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	8,896,080
190	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	168,522
	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A:
1,500	5.000%, 7/01/25 – NPFG Insured	11/13 at 100.00	A	1,395,720
60	5.000%, 7/01/26 – NPFG Insured	11/13 at 100.00	A	55,589
175	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2006D, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	A	154,109
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	1,374,129
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	1,195,438
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,683,228

Nuveen Investments	31

NUM	Nuveen Michigan Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
$2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	$2,066,300
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,166,667
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	10/14 at 100.00	AAA	607,550
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	1,087,260
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	10/14 at 100.00	AAA	94,195
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
500	5.000%, 10/01/23	10/17 at 100.00	AAA	549,810
2,000	5.000%, 10/01/24	10/17 at 100.00	AAA	2,167,920
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	8,294,800
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A	495,370
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,513,980
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	1,102,575
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	737,002
55,225	Total Water and Sewer			52,301,874
$482,692	Total Investments (cost $455,724,984) – 154.9%			450,567,300
	Floating Rate Obligations – (2.3)%			(6,625,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (5.6)% (6)			(16,313,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.7)% (6)			(141,800,000)
	Other Assets Less Liabilities – 1.7%			5,104,950
	Net Assets Applicable to Common Shares – 100%			$290,934,250

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 3.6% and 31.5%, respectively.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.9% (4.5% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$432,636
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
7,500	5.125%, 6/01/24	6/17 at 100.00	B–	5,781,975
18,995	5.875%, 6/01/47	6/17 at 100.00	B	12,805,479
200	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	184,430
27,095	Total Consumer Staples			19,204,520
	Education and Civic Organizations – 8.9% (5.7% of Total Investments)
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	133,186
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	1,992,301
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	435,830
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	899,060
3,150	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	3,075,755
	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002:
865	5.750%, 5/01/16	11/13 at 100.00	Baa2	867,301
2,650	5.000%, 5/01/22	11/13 at 100.00	Baa2	2,650,557
	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,150	5.000%, 12/01/24	12/15 at 100.00	B1	1,062,980
1,000	5.000%, 12/01/29	12/15 at 100.00	B1	869,770
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,487,034
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	126,492
590	5.000%, 11/01/32	5/22 at 100.00	AA	602,449
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 17.282%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,075,850
1,575	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	12/13 at 100.00	B1	1,576,685
1,500	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,492,830
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	3,168,210
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	994,840
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	984,120
24,790	Total Education and Civic Organizations			24,495,250
	Health Care – 31.2% (20.2% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	65,216

Nuveen Investments	33

NUO	Nuveen Ohio Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	A1	$2,881,410
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	1,944,482
3,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	3,387,125
6,575	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	Baa1	6,412,335
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,174,592
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	247,728
2,615	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,625,748
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	2,353,515
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	240,480
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.374%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	4,138,803
	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J:
2,455	5.250%, 5/15/16 – FGIC Insured	5/14 at 100.00	A	2,516,179
3,260	5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	A	3,261,076
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	3,426,853
1,865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	A3	1,926,545
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA	87,358
40	5.125%, 11/15/40	11/18 at 100.00	AA	39,277
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	4,287,117
1,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	1,565,790
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	782,452
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
3,700	5.000%, 5/01/30	5/14 at 100.00	AA–	3,702,516
2,500	5.000%, 5/01/32	5/14 at 100.00	AA–	2,500,000
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	4,789,972
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	1/17 at 100.00	AA+	96,718
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,120,600
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	244,166
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,500	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,530,555
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,491,014
1,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,586,895

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
$875	19.885%, 1/01/17 (IF)	No Opt. Call	Aa2	$890,785
5,350	20.365%, 1/01/33 (IF)	1/19 at 100.00	Aa2	6,589,702
1,640	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.523%, 1/01/17 (IF)	No Opt. Call	Aa2	2,020,021
2,300	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	2,270,951
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28	12/18 at 100.00	A–	1,511,156
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,446,314
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA–	1,028,370
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,635	5.000%, 12/01/37	No Opt. Call	Baa2	2,461,169
4,920	5.000%, 12/01/42	No Opt. Call	Baa2	4,533,632
86,465	Total Health Care			86,178,617
	Housing/Multifamily – 3.5% (2.3% of Total Investments)
1,385	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	2/14 at 100.00	Aaa	1,386,330
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured	8/15 at 100.00	N/R	1,102,952
920	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/14 at 100.00	Aaa	929,651
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,629,168
1,250	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	AA+	1,176,838
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	3,404,577
9,710	Total Housing/Multifamily			9,629,516
	Industrials – 2.9% (1.9% of Total Investments)
2,055	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB+	2,007,797
835	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	805,825
820	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/13 at 100.00	BBB+	816,400
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	4,170,758
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	222,960
8,805	Total Industrials			8,023,740
	Long-Term Care – 1.2% (0.8% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	916,319
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,280,162
3,115	Total Long-Term Care			3,196,481

Nuveen Investments	35

NUO	Nuveen Ohio Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.8% (0.5% of Total Investments)
$2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	$2,100,720
	Tax Obligation/General – 30.2% (19.5% of Total Investments)
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	131,479
	Butler County, Ohio, General Obligation Bonds, Series 2002:
110	5.000%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aa1	111,269
100	5.000%, 12/01/22 – NPFG Insured	12/13 at 100.00	Aa1	101,154
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
1,140	5.000%, 12/01/26	6/22 at 100.00	Aaa	1,231,656
2,545	5.000%, 12/01/28	6/22 at 100.00	Aaa	2,692,686
1,605	5.000%, 12/01/29	6/22 at 100.00	Aaa	1,683,741
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2012A:
1,960	5.000%, 12/01/31	12/20 at 100.00	AA+	2,032,206
875	5.000%, 12/01/32	12/20 at 100.00	AA+	902,851
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/15 – AGM Insured	6/14 at 100.00	AA	1,032,500
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	2,023,400
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A1	1,152,107
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	2,286,240
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	2,915,925
	Franklin County, Ohio, General Obligation Bonds, Series 2007:
3,355	5.000%, 12/01/27	12/17 at 100.00	AAA	3,618,368
1,840	5.000%, 12/01/28	12/17 at 100.00	AAA	1,944,954
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,405,094
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	12,766,320
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	6,597,371
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	1,673,525
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
1,010	5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	1,088,366
775	5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	798,506
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,612,166
3,015	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	3,238,020
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	4,668,885
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,528,320
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	1,447,336
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	726,987
2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2013, 4.000%, 12/01/43	12/22 at 100.00	AA+	2,074,800

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	Aa3	$3,757,358
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	2,305,037
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	530,985
1,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/28	5/22 at 100.00	AAA	1,069,570
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36	6/18 at 100.00	AA+	503,325
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	A1	1,588,460
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	4,969,400
2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	2,296,193
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	11/13 at 100.00	Aaa	70,323
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA–	726,530
1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	1,014,630
87,230	Total Tax Obligation/General			83,318,043
	Tax Obligation/Limited – 26.7% (17.2% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, Series 2006, 5.000%, 12/15/32 – AGM Insured	12/16 at 100.00	AA–	126,458
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges and Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,381,394
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,558,684
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,626,560
6,750	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	7,024,928
300	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	305,295
5,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	5,279,650
2,490	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	2,370,231
1,055	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,007,282
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27	12/21 at 100.00	AAA	1,085,558
1,090	5.250%, 12/01/28	12/21 at 100.00	AAA	1,162,005
760	5.250%, 12/01/30	12/21 at 100.00	AAA	800,485
600	5.000%, 12/01/31	12/21 at 100.00	AAA	612,150
	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
1,085	5.000%, 12/01/18 – FGIC Insured	6/14 at 100.00	A+	1,117,691
1,415	5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	A+	1,456,219
7,250	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,277,478
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	2,569,973
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	5,013,050

Nuveen Investments	37

NUO	Nuveen Ohio Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued
$1,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	$1,517,320
11,500	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (UB) (4)	1/23 at 100.00	AA	11,168,225
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
175	17.259%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	154,884
1,250	17.325%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	1,105,750
875	17.325%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	774,025
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	1,072,760
32,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	7,342,725
18,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	3,942,351
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,804,730
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,299,528
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012:
765	5.000%, 12/01/24	No Opt. Call	Aa3	825,565
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	859,201
116,295	Total Tax Obligation/Limited			73,642,155
	Transportation – 4.0% (2.6% of Total Investments)
1,500	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	1,484,475
3,475	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	3,484,904
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	4,131,029
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,080,484
10,575	Total Transportation			11,180,892
	U.S. Guaranteed – 24.6% (15.9% of Total Investments) (6)
3,000	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	Aa1 (6)	3,236,550
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	128,753
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	286,768
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	187,277
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,036,200
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	645,087
1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (6)	1,428,990
2,300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (6)	2,436,206
1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A- (6)	1,060,000
1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa2 (6)	1,038,080

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AAA	$1,012,240
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa2 (6)	1,290,767
2,620	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32 (Pre-refunded 12/01/15)	12/15 at 100.00	AA+ (6)	2,907,204
1,850	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa1 (6)	2,036,092
3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	Aa1 (6)	3,401,280
1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%, 6/01/26 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (6)	1,035,970
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,083,210
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (6)	1,143,120
1,760	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	Baa1 (6)	1,781,454
1,920	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (6)	2,059,373
1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (6)	1,757,455
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004:
480	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (6)	506,731
935	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (6)	987,070
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (6)	1,398,170
1,595	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	1,710,366
2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (6)	2,721,996
2,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	2,144,660
3,850	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	4,187,722
1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (6)	1,823,712
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,417,347
	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003:
645	5.000%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (6)	652,863
730	5.000%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (6)	738,899
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,225	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,322,498
275	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	296,887
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
1,050	5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,091,958
1,000	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,038,080
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,365,075
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	3,508,710

Nuveen Investments	39

NUO	Nuveen Ohio Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Princeton City School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/30 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (6)	$1,012,240
1,345	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (6)	1,425,175
2,605	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA- (6)	2,698,702
	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (6)	2,605,465
1,170	5.000%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (6)	1,212,085
1,000	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,012,260
63,955	Total U.S. Guaranteed			67,870,747
	Utilities – 6.1% (3.9% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA–	49,167
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	4,977,600
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A	914,780
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A	2,427,178
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A	669,321
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	1,539,495
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,176,794
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	A1	440,107
	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
2,595	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	2,644,876
1,000	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	1,018,430
24,170	Total Utilities			16,857,748
	Water and Sewer – 7.8% (5.0% of Total Investments)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,365,568
865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	873,408
	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,725,550
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,115,166
1,025	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	1,207,266
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	A1	1,314,123
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,057,785

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	$224,357
1,670	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,858,409
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	735,050
20,655	Total Water and Sewer			21,476,682
$484,860	Total Investments (cost $432,112,902) – 154.8%			427,175,111
	Floating Rate Obligations – (3.1)%			(8,625,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (26.7)% (7)			(73,817,550)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (26.6)% (7)			(73,500,000)
	Other Assets Less Liabilities – 1.6%			4,802,896
	Net Assets Applicable to Common Shares – 100%			$276,035,457

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.3% and 17.2%, respectively.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	41

NTX
Nuveen Texas Quality Income Municipal Fund Portfolio of Investments
August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.7% (1.1% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
$1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	$1,497,995
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BB+	887,640
2,450	Total Consumer Discretionary			2,385,635
	Consumer Staples – 1.2% (0.8% of Total Investments)
1,915	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	1,765,917
	Education and Civic Organizations – 11.6% (7.9% of Total Investments)
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,326,340
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	705,070
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	692,540
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	984,470
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	958,060
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A–	1,028,930
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	2,700,960
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA–	2,039,400
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	187,022
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,225,470
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,285,301
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,325,862
890	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 – AGM Insured	9/14 at 100.00	Aa2	932,293
16,780	Total Education and Civic Organizations			16,391,718
	Health Care – 13.1% (8.9% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	956,580
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	1,335,515
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	AA	2,114,360
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	912,701
	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
2,000	5.875%, 12/01/24	12/13 at 100.00	A+	2,025,160
1,000	6.000%, 12/01/34	12/13 at 100.00	A+	1,009,120

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	AA–	$1,251,050
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA–	2,385,425
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA–	2,156,760
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	1,599,118
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	617,834
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,047,950
18,655	Total Health Care			18,411,573
	Industrials – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,841,360
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
910	5.000%, 7/01/27	7/17 at 100.00	BBB	908,590
600	5.000%, 7/01/37	7/17 at 100.00	BBB	560,754
1,510	Total Long-Term Care			1,469,344
	Materials – 2.1% (1.4% of Total Investments)
3,000	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative Minimum Tax)	9/13 at 100.00	BBB	2,935,860
	Tax Obligation/General – 23.7% (16.1% of Total Investments)
650	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19	6/14 at 100.00	Aaa	673,322
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	404,992
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA–	1,644,527
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA	1,540,350
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA	1,012,500
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,003,418
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39	8/18 at 22.64	AA	1,546,830
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	437,114
4,900	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/45	8/14 at 17.78	AAA	672,868
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	279,220
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	391,773
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,816,360
1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/23	8/15 at 100.00	AAA	1,092,891
1,935	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	No Opt. Call	Aaa	1,993,398

Nuveen Investments	43

NTX	Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	Aa1	$1,618,980
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,159,820
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	510,749
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,201,098
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,260,612
1,250	Southside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2004A, 5.000%, 8/15/22	8/14 at 100.00	Aaa	1,304,200
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A, 5.000%, 4/01/33 (UB)	4/17 at 100.00	AAA	5,182,600
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (UB)	4/18 at 100.00	AAA	1,073,850
325	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	11/13 at 100.00	Aaa	326,316
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,192,857
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	8/14 at 64.64	AAA	27,716
45	0.000%, 8/15/24	8/14 at 57.95	AAA	24,851
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
240	0.000%, 8/15/43	8/15 at 23.11	AAA	39,667
240	0.000%, 8/15/44	8/15 at 21.88	AAA	36,907
65	0.000%, 8/15/45	8/15 at 20.76	AAA	9,409
48,070	Total Tax Obligation/General			33,479,195
	Tax Obligation/Limited – 17.5% (11.9% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA–	1,013,750
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	8,224,329
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,400,105
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A	153,144
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	A	59,438
260	0.000%, 11/15/33	11/31 at 88.44	A	68,375
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	A	500,309
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A	237,775
4,270	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	A	870,311
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	A	382,889
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
2,250	5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A	2,250,293
3,440	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	559,998
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	A	262,980
2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2012, 5.000%, 9/01/33	11/13 at 100.00	A2	2,000,040
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	480,661
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA	3,077,550
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA	2,092,120

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB	$1,031,930
36,965	Total Tax Obligation/Limited			24,665,997
	Transportation – 14.5% (9.9% of Total Investments)
1,000	Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003, 5.250%, 11/15/16 – NPFG Insured	11/13 at 100.00	A	1,010,160
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	Baa2	723,115
2,205	0.000%, 1/01/37	No Opt. Call	Baa2	508,451
2,160	0.000%, 1/01/38	No Opt. Call	Baa2	463,342
1,000	0.000%, 1/01/40	No Opt. Call	Baa2	186,630
665	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	547,614
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	954,200
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,140,465
1,170	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,083,151
1,165	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2012C, 5.000%, 8/15/31	No Opt. Call	AA	1,201,465
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	1,900,200
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,818,290
395	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A2	413,608
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	340,311
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	A	235,600
2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	703,225
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	987,145
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	112,446
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,143,200
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,537,300
1,250	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/29 – AMBAC Insured	8/14 at 40.96	A–	485,113
29,720	Total Transportation			20,495,031
	U.S. Guaranteed – 28.0% (19.0% of Total Investments) (4)
610	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	633,223
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/36 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	2,208,480
	Brazoria County Health Facilities Development Corporation, Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
1,745	5.250%, 7/01/20 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB- (4)	1,817,906
1,835	5.250%, 7/01/21 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB- (4)	1,911,666
3,455	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A2 (4)	3,764,533
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 100.00	AAA	1,296,124

Nuveen Investments	45

NTX	Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of Investments August 31, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$3,260	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/22 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	$3,458,469
295	Coppell Independent School District, Dallas County, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1992, 0.000%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	Aa3 (4)	294,153
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16) – FGIC Insured	2/16 at 100.00	Aa1 (4)	3,998,370
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA (4)	5,341,049
1,655	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004, 5.000%, 8/15/23 (Pre-refunded 8/15/14) – AMBAC Insured	8/14 at 100.00	Aa1 (4)	1,731,180
	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008:
40	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	43,516
1,785	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	1,948,310
3,580	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,820,970
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,197,150
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	3,271,800
1,260	Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA- (4)	1,290,278
775	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AGM Insured	9/14 at 100.00	Aa2 (4)	813,246
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,260	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	286,864
1,260	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	271,480
360	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	73,606
38,480	Total U.S. Guaranteed			39,472,373
	Utilities – 15.7% (10.6% of Total Investments)
3,000	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	2,982,120
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	153,600
1,545	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A+	1,622,096
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,006,780
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	2,934,870
175	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	No Opt. Call	A1	183,789
2,000	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A1	2,058,180
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	BBB	1,631,160
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,113,450
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
1,180	5.625%, 12/15/17	No Opt. Call	A–	1,324,314
3,000	6.250%, 12/15/26	No Opt. Call	A–	3,333,630
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	1,100,240
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	646,778
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,004,690
23,600	Total Utilities			22,095,697

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.9% (10.8% of Total Investments)
$2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A1	$2,608,175
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,562,475
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	AA	1,027,713
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	AA	1,049,343
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA+	1,114,050
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/23 – FGIC Insured	5/14 at 100.00	AA	3,098,010
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,024,880
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
100	5.000%, 8/15/22 – AMBAC Insured	8/14 at 100.00	Aa1	104,336
105	5.000%, 8/15/23 – AMBAC Insured	8/14 at 100.00	Aa1	109,553
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,093,479
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	698,434
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien	12/22 at 100.00	A+	3,905,508
	Refunding Series 2013, 5.000%, 12/15/33
21,810	Total Water and Sewer			22,395,956
$244,955	Total Investments (cost $207,336,710) – 147.3%			207,805,656
	Floating Rate Obligations – (2.8)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.3)% (5)			(70,920,000)
	Other Assets Less Liabilities – 5.8%			8,130,573
	Net Assets Applicable to Common Shares – 100%			$141,056,229

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.1%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of
Assets & Liabilities August 31, 2013 (Unaudited)

	Arizona Premium Income (NAZ )	Michigan Quality Income (NUM )	Ohio Quality Income (NUO )	Texas Quality Income (NTX	)
Assets
Investments, at value (cost $231,851,747, $455,724,984, $432,112,902 and $207,336,710, respectively)	$230,334,920	$450,567,300	$427,175,111	$207,805,656
Cash	3,527,436	236,982	700,440	—
Receivable for:
Interest	2,564,897	6,445,397	5,542,830	2,588,930
Investments sold	—	—	190,000	5,813,933
Deferred offering costs	523,974	425,372	455,156	783,015
Other assets	14,946	51,355	15,943	9,688
Total assets	236,966,173	457,726,406	434,079,480	217,001,222
Liabilities
Cash overdraft	—	—	—	215,261
Floating rate obligations	2,755,000	6,625,000	8,625,000	3,960,000
Payable for:
Common share dividends	718,149	1,423,857	1,354,948	527,753
Interest	127,618	164,400	219,402	135,916
MuniFund Term Preferred (MTP) Shares, at liquidation value	50,671,000	16,313,000	73,817,550	70,920,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	28,000,000	141,800,000	73,500,000	—
Accrued expenses:
Management fees	129,026	236,715	229,596	113,349
Trustees fees	1,014	31,991	2,826	911
Reorganization	207,259	—	117,278	—
Other	125,645	197,193	177,423	71,803
Total liabilities	82,734,711	166,792,156	158,044,023	75,944,993
Net assets applicable to common shares	$154,231,462	$290,934,250	$276,035,457	$141,056,229
Common shares outstanding	11,563,886	20,848,187	18,521,955	10,027,210
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.34	$13.95	$14.90	$14.07
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$115,639	$208,482	$185,220	$100,272
Paid-in surplus	157,520,312	296,515,763	280,778,008	142,476,483
Undistributed (Over-distribution of) net investment income	1,433,447	2,516,235	2,185,948	424,552
Accumulated net realized gain (loss)	(3,321,109)	(3,148,546)	(2,175,928)	(2,414,024)
Net unrealized appreciation (depreciation)	(1,516,827)	(5,157,684)	(4,937,791)	468,946
Net assets applicable to common shares	$154,231,462	$290,934,250	$276,035,457	$141,056,229
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of
Operations
Six Months Ended August 31, 2013 (Unaudited)

	Arizona Premium Income (NAZ )	Michigan Quality Income (NUM )	Ohio Quality Income (NUO )	Texas Quality Income (NTX )
Investment Income	$5,341,643	$11,426,219	$10,276,882	$5,162,884
Expenses
Management fees	692,822	1,480,784	1,300,536	700,191
Shareholder servicing agent fees and expenses	26,386	36,864	41,714	12,023
Interest expense and amortization of offering costs	821,992	1,233,183	1,466,117	971,674
Custodian fees and expenses	21,736	39,057	37,697	23,155
Trustees fees and expenses	2,854	6,277	5,399	2,903
Professional fees	20,463	24,052	24,351	4,506
Shareholder reporting expenses	90,245	159,959	111,674	7,644
Stock exchange listing fees	3,590	26,032	3,979	12,536
Investor relations expenses	11,023	18,379	17,539	11,782
Reorganization expenses	—	28,133	—	—
Other expenses	12,754	46,112	15,674	4,133
Total expenses	1,703,865	3,098,832	3,024,680	1,750,547
Net investment income (loss)	3,637,778	8,327,387	7,252,202	3,412,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(517,663)	173,281	35,991	125,314
Change in net unrealized appreciation (depreciation) of investments	(22,977,312)	(49,240,309)	(48,991,044)	(18,107,062)
Net realized and unrealized gain (loss)	(23,494,975)	(49,067,028)	(48,955,053)	(17,981,748)
Net increase (decrease) in net assets applicable to common shares from operations	$(19,857,197)	$(40,739,641)	$(41,702,851)	$(14,569,411)

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of
Changes in Net Assets (Unaudited)

	Arizona Premium Income (NAZ)		Michigan Quality Income (NUM)
	Six Months Ended 8/31/13	Year Ended 2/28/13	Six Months Ended 8/31/13	Year Ended 2/28/13
Operations
Net investment income (loss)	$3,637,778	$3,359,363	$8,327,387	$10,609,331
Net realized gain (loss) from investments	(517,663)	399,259	173,281	1,055,844
Change in net unrealized appreciation (depreciation) of investments	(22,977,312)	2,572,355	(49,240,309)	5,075,408
Net increase (decrease) in net assets applicable to common shares from operations	(19,857,197)	6,330,977	(40,739,641)	16,740,583
Distributions to Common Shareholders
From net investment income	(3,533,302)	(3,435,310)	(9,260,288)	(10,948,631)
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,533,302)	(3,435,310)	(9,260,288)	(10,948,631)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	108,375,032	—	—	150,995,038
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	10,916	72,322	—	—
Repurchased and retired	—	—	(122,456)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	108,385,948	72,322	(122,456)	150,995,038
Net increase (decrease) in net assets applicable to common shares	84,995,449	2,967,989	(50,122,385)	156,786,990
Net assets applicable to common shares at the beginning of period	69,236,013	66,268,024	341,056,635	184,269,645
Net assets applicable to common shares at the end of period	$154,231,462	$69,236,013	$290,934,250	$341,056,635
Undistributed (Over-distribution of) net investment income at the end of period	$1,433,447	$1,328,971	$2,516,235	$3,449,136

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

50	Nuveen Investments

	Ohio Quality Income (NUO)		Texas Quality Income (NTX)
	Six Months Ended 8/31/13	Year Ended 2/28/13	Six Months Ended 8/31/13	Year Ended 2/28/13
Operations
Net investment income (loss)	$7,252,202	$8,747,176	$3,412,337	$6,597,706
Net realized gain (loss) from investments	35,991	528,266	125,314	146,649
Change in net unrealized appreciation (depreciation) of investments	(48,991,044)	4,628,049	(18,107,062)	4,534,825
Net increase (decrease) in net assets applicable to common shares from operations	(41,702,851)	13,903,491	(14,569,411)	11,279,180
Distributions to Common Shareholders
From net investment income	(8,013,250)	(9,392,963)	(3,489,278)	(7,480,548)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,013,250)	(9,392,963)	(3,489,278)	(7,480,548)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	152,721,496	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	159,072	6,438,085
Net proceeds from shares issued to shareholders due to reinvestment of distributions	131,761	678,374	35,861	460,831
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	152,853,257	678,374	194,933	6,898,916
Net increase (decrease) in net assets applicable to common shares	103,137,156	5,188,902	(17,863,756)	10,697,548
Net assets applicable to common shares at the beginning of period	172,898,301	167,709,399	158,919,985	148,222,437
Net assets applicable to common shares at the end of period	$276,035,457	$172,898,301	$141,056,229	$158,919,985
Undistributed (Over-distribution of) net investment income at the end of period	$2,185,948	$2,946,996	$424,552	$501,493

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
Cash Flow

Six Months Ended August 31, 2013 (Unaudited)

	Arizona Premium Income (NAZ )	Michigan Quality Income (NUM )	Ohio Quality Income (NUO )	Texas Quality Income (NTX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(19,857,197)	$(40,739,641)	$(41,702,851)	$(14,569,411)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(18,126,761)	(35,592,712)	(35,575,601)	(9,312,541)
Proceeds from sales and maturities of investments	18,800,010	35,405,460	22,948,089	15,895,317
Amortization (Accretion) of premiums and discounts, net	142,113	194,961	(103,609)	61,736
Assets (Liabilities) acquired in the Reorganizations, net	(47,016,914)	—	(68,626,181)	—
(Increase) Decrease in:
Receivable for interest	(1,622,706)	71,256	(2,693,309)	14,101
Receivable for investments sold	—	—	(10,000)	(5,783,933)
Other assets	(14,391)	(21,689)	(14,929)	(8,725)
Increase (Decrease) in:
Payable for interest	102,856	7,728	154,400	(14)
Accrued management fees	82,017	3,680	112,376	3,922
Accrued Trustees fees	641	1,736	1,878	40
Accrued reorganization expenses	127,259	(555,000)	(82,722)	—
Accrued other expenses	79,311	55,637	89,718	(10,469)
Net realized (gain) loss from investments	517,663	(173,281)	(35,991)	(125,314)
Change in net unrealized (appreciation) depreciation of investments	22,977,312	49,240,309	48,991,044	18,107,062
Taxes paid on undistributed capital gains	(3,118)	(1,181)	(3,148)	(288)
Net cash provided by (used in) operating activities	(43,811,905)	7,897,263	(76,550,836)	4,271,483
Cash Flows from Financing Activities:
(Increase) Decrease in:
Deferred offering costs	(429,219)	267,286	(223,126)	105,645
Increase (Decrease) in:
Cash overdraft	—	—	—	(1,057,304)
Floating rate obligations	—	—	8,625,000	—
Payable for offering costs	—	(77,209)	—	—
MTP Shares, at liquidation value	50,671,000	—	73,817,550	—
Cash distributions paid to common shareholders	(3,075,105)	(9,259,063)	(7,218,326)	(3,478,896)
Proceeds from shelf offering, net of offering costs	—	—	—	159,072
Cost of common shares repurchased and retired	—	(122,456)	—	—
Net cash provided by (used in) financing activities	47,166,676	(9,191,442)	75,001,098	(4,271,483)
Net Increase (Decrease) in Cash	3,354,771	(1,294,179)	(1,549,738)	—
Cash at the beginning of period	172,665	1,531,161	2,250,178	—
Cash at the End of Period	$3,527,436	$236,982	$700,440	$—

Supplemental Disclosures of Cash Flow Information

	Arizona Premium Income (NAZ	)	Michigan Quality Income (NUM	)	Ohio Quality Income (NUO	)	Texas Quality Income (NTX	)
Cash paid for interest (excluding amortization of offering costs)	$551,941		$1,035,377		$1,010,882		$822,425
Non-cash financing activities not included herein consists of reinvestments of common share distributions	10,916		—		131,761		35,861

See accompanying notes to financial statements.

52	Nuveen Investments

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Nuveen Investments	53

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014(h)	$15.47	$.21	$(1.96)	$—	$—		$(1.75)	$(.38)	$—	$(.38)	$—		$13.34	$11.90
2013	14.82	.75	.67	—	—		1.42	(.77)	—	(.77)	—		15.47	15.70
2012	13.25	.80	1.54	(.01)	—		2.33	(.76)	—	(.76)	—		14.82	14.61
2011(f)	13.99	.49	(.77)	(.02)	—		(.30)	(.44)	—	(.44)	—		13.25	12.32
Year Ended 7/31:
2010	12.92	.84	.96	(.03)	—		1.77	(.70)	—	(.70)	—		13.99	13.34
2009	13.00	.85	(.16)	(.13)	—		.56	(.64)	—	(.64)	—		12.92	12.29
2008	14.00	.88	(1.05)	(.22)	—		(.39)	(.61)	—	(.61)	—		13.00	13.35

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014(h)	16.35	.40	(2.36)	—	—		(1.96)	(.44)	—	(.44)	—	*	13.95	12.58
2013	15.95	.74	.55	—	—		1.29	(.89)	—	(.89)	—		16.35	15.62
2012	14.18	.89	1.75	(.01)	—		2.63	(.86)	—	(.86)	—	*	15.95	15.40
2011	14.79	.94	(.69)	(.03)	—		.22	(.83)	—	(.83)	—	*	14.18	12.75
2010	13.55	.93	1.06	(.04)	—		1.95	(.73)	—	(.73)	.02		14.79	12.94
2009(g)	14.13	.54	(.60)	(.13)	—		(.19)	(.39)	—	(.39)	—		13.55	10.61
Year Ended 7/31:
2008	14.96	.93	(.71)	(.24)	(.04)		(.06)	(.67)	(.10)	(.77)	—		14.13	12.32

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

54	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

(11.45)%	(22.01)%	$154,231	2.30	%**	4.92	%**	9%
9.77	13.02	69,236	1.80		4.94		10
18.08	25.48	66,268	1.52		5.73		7
(2.23)	(4.55)	59,256	1.19	**	6.11	**	5

13.94	14.47	62,549	1.21		6.13		8
4.73	(2.61)	57,755	1.33		7.01		25
(2.87)	7.10	58,097	1.40		6.42		21

(12.17)	(16.87)	290,934	1.89	**	5.12	**	7
8.27	7.30	341,057	1.84		5.09		12
19.11	28.44	184,270	1.56		5.97		14
1.39	4.69	163,876	1.18		6.37		6
14.83	29.40	170,983	1.24		6.50		9
(1.27)	(10.68)	158,717	1.33	**	6.93	**	3

(.43)	(7.77)	165,525	1.29		6.28		18

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014(h)	1.11	%**
2013	.57
2012	.35
2011(f)	—
Year Ended 7/31:
2010	—
2009	—
2008	.14

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014(h)	.76	%**
2013	.70
2012	.46
2011	.02
2010	.02
2009(g)	—
Year Ended 7/31:
2008	.04

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
(g)	For the seven months ended February 28, 2009.
(h)	For the six months ended August 31, 2013.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Shelf Offering Costs		Premium from Common Shares Sold through Shelf Offering		Ending Common Share Net Asset Value	Ending Market Value
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014(h)	$17.64	$ .33	$ (2.56)	$ —	$ —	$ (2.23)	$ (.51)	$ —	$ (.51)	$ —		$ —		$14.90	$13.88
2013	17.17	.89	.54	—	—	1.43	(.96)	—	(.96)	—		—		17.64	17.79
2012	15.44	.99	1.68	(.01)	—	2.66	(.93)	—	(.93)	—		—		17.17	16.88
2011	16.15	1.01	(.79)	(.03)	—	.19	(.90)	—	(.90)	—		—		15.44	14.85
2010	14.56	1.01	1.42	(.04)	—	2.39	(.80)	—	(.80)	—		—		16.15	15.58
2009(f)	15.04	.56	(.52)	(.13)	—	(.09)	(.39)	—	(.39)	—		—		14.56	12.90
Year Ended 7/31:
2008	15.81	.95	(.71)	(.25)	(.02)	(.03)	(.67)	(.07)	(.74)	—		—		15.04	13.40

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014(h)	15.87	.34	(1.79)	—	—	(1.45)	(.35)	—	(.35)	—	*	—	*	14.07	13.31
2013	15.46	.68	.47	—	—	1.15	(.77)	—	(.77)	(.01)		.04		15.87	16.00
2012	14.12	.75	1.48	—	—	2.23	(.86)	(.03)	(.89)	—		—		15.46	16.31
2011(g)	15.01	.48	(.85)	(.01)	—	(.38)	(.50)	(.01)	(.51)	—		—		14.12	15.19
Year Ended 7/31:
2010	13.84	.94	1.08	(.03)	— *	1.99	(.81)	(.01)	(.82)	—		—		15.01	16.92
2009	13.98	.94	(.17)	(.13)	(.02)	.62	(.71)	(.05)	(.76)	—		—		13.84	14.78
2008	14.87	.94	(.83)	(.23)	(.02)	(.14)	(.69)	(.06)	(.75)	—		—		13.98	12.46

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $.01 per share.

56	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

(12.89)%	(19.40)%	$276,035	2.17	%**	5.20	%**	6%
8.53	11.27	172,898	1.76		5.14		13
17.73	20.55	167,709	1.50		6.10		10
1.09	.91	150,555	1.14		6.32		14
16.76	27.57	157,439	1.20		6.51		6
(.49)	(.71)	141,883	1.35	**	6.77	**	10

(.26)	(2.18)	146,617	1.42		6.08		14

(9.27)	(14.80)	141,056	2.28	**	4.45	**	4
7.80	2.97	158,920	2.38		4.33		12
16.23	13.81	148,222	2.48		5.10		9
(2.61)	(7.15)	134,850	1.92	**	5.69	**	10

14.71	20.92	143,080	1.19		6.42		6
4.80	25.98	131,513	1.27		7.06		10
(1.04)	(5.16)	132,713	1.26		6.46		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014(h)	1.05	%**
2013	.61
2012	.40
2011	—
2010	—
2009(f)	.04	**
Year Ended 7/31:
2008	.16

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014(h)	1.27	%**
2013	1.27
2012	1.37
2011(g)	.80	**
Year Ended 7/31:
2010	.02
2009	.01
2008	.05

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2009.
(g)	For the seven months ended February 28, 2011.
(h)	For the six months ended August 31, 2013.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014(d)	$—	$—	$50,671	$29.60	$28,000	$296,046	$2.96
2013	—	—	—	—	28,000	347,271	—
2012	—	—	—	—	28,000	336,672	—
2011(b)	27,875	78,144	—	—	—	—	—
Year Ended 7/31:
2010	27,875	81,097	—	—	—	—	—
2009	27,875	76,798	—	—	—	—	—
2008	30,000	73,414	—	—	—	—	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014(d)	—	—	16,313	28.40	141,800	284,004	2.84
2013	—	—	16,313	31.57	141,800	315,704	3.16
2012	—	—	—	—	87,900	309,636	—
2011	87,325	71,915	—	—	—	—	—
2010	87,325	73,950	—	—	—	—	—
2009(c)	90,900	68,651	—	—	—	—	—
Year Ended 7/31:
2008	94,000	69,023	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(d)	2013	(f)
Arizona Premium Income (NAZ)
Series 2015 (NAZ PRC) (e)
Ending Market Value per Share	$10.01		—
Average Market Value per Share	10.01	Δ	—
Series 2016 (NAZ PRD) (e)
Ending Market Value per Share	10.10		—
Average Market Value per Share	10.10	Δ	—

Michigan Quality Income (NUM)
Series 2015 (NUM PRC)
Ending Market Value per Share	10.02		$10.08
Average Market Value per Share	10.03		10.06	ΔΔ

(b)	For the seven months ended February 28, 2011.
(c)	For the seven months ended February 28, 2009.
(d)	For the six months ended August 31, 2013.
(e)
MTP Shares issued in connection with the Reorganizations as further described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and MuniFund Term Preferred Shares.

(f)	The Fund did not issue MTP Shares prior to the fiscal year end February 28, 2013.
Δ	For the period April 8, 2013 (effective date of the Reorganizations) through August 31, 2013.
ΔΔ	For the period January 7, 2013 (effective date of the Reorganizations) through February 28, 2013.

See accompanying notes to financial statements.

58	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014(d)	$—	$—	$73,818	$28.74	$73,500	$287,374	$2.87
2013	—	—	—	—	73,500	335,236	—
2012	—	—	—	—	73,500	328,176	—
2011	73,000	76,560	—	—	—	—	—
2010	73,000	78,917	—	—	—	—	—
2009(b)	77,000	71,066	—	—	—	—	—
Year Ended 7/31:
2008	77,000	72,603	—	—	—	—	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014(d)	—	—	70,920	29.89	—	—	—
2013	—	—	70,920	32.41	—	—	—
2012	—	—	70,920	30.90	—	—	—
2011(c)	—	—	70,920	29.01	—	—	—
Year Ended 7/31:
2010	65,050	79,988	—	—	—	—	—
2009	65,050	75,543	—	—	—	—	—
2008	69,000	73,084	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(d)	2013	2012	2011	(f)
Ohio Quality Income (NUO)
Series 2014 (NUO PRACL) (e)
Ending Market Value per Share	$10.05		—	—	—
Average Market Value per Share	10.02	Ω	—	—	—
Series 2015 (NUO PRCCL) (e)
Ending Market Value per Share	10.04		—	—	—
Average Market Value per Share	10.04	Ω	—	—	—
Series 2016 (NUO PRDCL) (e)
Ending Market Value per Share	10.04		—	—	—
Average Market Value per Share	10.07	Ω	—	—	—

Texas Quality Income (NTX)
Series 2015 (NTX PRC)
Ending Market Value per Share	10.03		$10.04	$10.05	$9.85
Average Market Value per Share	10.04		10.06	9.97	9.86	ΩΩ

(b)	For the seven months ended February 28, 2009.
(c)	For the seven months ended February 28, 2011.
(d)	For the six months ended August 31, 2013.
(e)
MTP Shares issued in connection with the Reorganizations as further described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and MuniFund Term Preferred Shares.

(f)	The Fund did not issue MTP Shares prior to the fiscal year ended February 28, 2011.
Ω	For the period April 8, 2013 (effective date of the Reorganizations) through August 31, 2013.
ΩΩ	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	59

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Premium Income Municipal Fund (NAZ) (“Arizona Premium Income (NAZ)”)

•	Nuveen Michigan Quality Income Municipal Fund (NUM) (“Michigan Quality Income (NUM)”)

•	Nuveen Ohio Quality Income Municipal Fund (NUO) (“Ohio Quality Income (NUO)”)

•	Nuveen Texas Quality Income Municipal Fund (NTX) (“Texas Quality Income (NTX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). Texas Quality Income (NTX) was organized as a Massachusetts business trust on July 26, 1991.

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
Effective before the opening of business on April 8, 2013, certain Arizona and Ohio Funds were reorganized in two of the larger-state funds included in this report as follows:

Acquired Funds	Acquiring Funds
Arizona Funds
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (“Arizona Dividend Advantage (NFZ)”)	Arizona Premium Income (NAZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (“Arizona Dividend Advantage 2 (NKR)”)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (“Arizona Dividend Advantage 3 (NXE)”)
Ohio Funds
Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (“Ohio Dividend Advantage (NXI)”)	Ohio Quality Income (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) (“Ohio Dividend Advantage 2 (NBJ)”)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (“Ohio Dividend Advantage 3 (NVJ)”)

The reorganizations of the Funds were approved by the shareholders of the Acquired Funds at a special meeting on March 11, 2013.

Upon the closing of each Fund’s reorganization (each a “Reorganization” and collectively, the “Reorganizations”), the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Acquired Funds held immediately prior to the Reorganizations. Details of each state’s Reorganizations are further described in the MuniFund Term Preferred Shares section of this note and Note 8 – Fund Reorganizations.

60	Nuveen Investments

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of August 31, 2013, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares may be issued in one or more Series and trade on the NYSE/NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

In connection with Arizona Premium Income’s (NAZ) and Ohio Quality Income’s (NUO) Reorganizations, holders of MTP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Funds, in exchange for MTP Shares of the Acquired Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of each Acquired Funds’ outstanding MTP Shares were as follows:

		NYSE/		Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Arizona Dividend Advantage (NFZ)
	2015	NFZ PRC	1,110,000	$11,100,000	2.05%
Arizona Dividend Advantage 2 (NKR)
	2015	NKR PRC	1,872,500	$18,725,000	2.05%
Arizona Dividend Advantage 3 (NXE)
	2016	NXE PRC	2,084,600	$20,846,000	2.90%

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

	Series	NYSE/ NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Ohio Dividend Advantage (NXI)
	2015	NXI PRC	1,945,000	$19,450,000	2.35%
	2016	NXI PRD	1,165,340	11,653,400	2.95%
Ohio Dividend Advantage 2 (NBJ)
	2014	NBJ PRA	2,424,400	$24,244,000	2.35%
Ohio Dividend Advantage 3 (NVJ)
	2014	NVJ PRA	1,847,015	$18,470,150	2.35%

As of August 31, 2013, the details of each Fund’s MTP Shares outstanding were as follows:

	Series	NYSE/ NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Arizona Premium Income (NAZ)
	2015*	NAZ PRC	2,982,500	$29,825,000	2.05%
	2016*	NAZ PRD	2,084,600	20,846,000	2.90%
Michigan Quality Income (NUM)
	2015	NUM PRC	1,631,300	$16,313,000	2.30%
Ohio Quality Income (NUO)
	2014*	NUO PRACL	4,271,415	$42,714,150	2.35%
	2015*	NUO PRCCL	1,945,000	19,450,000	2.35%
	2016*	NUO PRDCL	1,165,340	11,653,400	2.95%
Texas Quality Income (NTX)
	2015	NTX PRC	7,092,000	$70,920,000	2.30%

* MTP Shares issued in connection with the Reorganizations.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

	Series	NYSE/ NYSE MKT Ticker	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
Arizona Premium Income (NAZ)
	2015*	NAZ PRC	November 1, 2015	November 1, 2011	October 31, 2012
	2016*	NAZ PRD	March 1, 2016	March 1, 2012	February 28, 2013
Michigan Quality Income (NUM)
	2015	NUM PRC	December 1, 2015	December 1, 2011	November 30, 2012
Ohio Quality Income (NUO)
	2014*	NUO PRACL	May 1, 2014	May 1, 2012	April 30, 2013
	2015*	NUO PRCCL	December 1, 2015	December 1, 2011	November 30, 2012
	2016*	NUO PRDCL	April 1, 2016	April 1, 2012	March 31, 2013
Texas Quality Income (NTX)
	2015	NTX PRC	December 1, 2015	December 1, 2011	November 30, 2012

* MTP Shares issued in connection with the Reorganizations.

62	Nuveen Investments

The average liquidation value of all series of MTP Shares outstanding for each Fund during the six months ended August 31, 2013, was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)**	(NUM	)	(NUO	)**	(NTX	)
Average liquidation value of MTP Shares outstanding	$50,671,000		$16,313,000		$73,817,550		$70,920,000

** For the period April 8, 2013 (effective date of the Reorganizations) through August 31, 2013.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share.

Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) issued their VMTP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of August 31, 2013, the number of VMTP Shares outstanding, at liquidation value, for the Funds are as follows:

	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value
Arizona Premium Income (NAZ)
	2014	280	$28,000,000
Michigan Quality Income (NUM)
	2014	879	$87,900,000
	2014-1	539	$53,900,000
Ohio Quality Income (NUO)
	2014	735	$73,500,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

	Series	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
Arizona Premium Income (NAZ)
	2014	August 1, 2014	August 1, 2012	July 31, 2012
Michigan Quality Income (NUM)
	2014	August 1, 2014	August 1, 2012	July 31, 2012
	2014-1	August 1, 2014	August 1, 2012	July 31, 2012
Ohio Quality Income (NUO)
	2014	August 1, 2014	August 1, 2012	July 31, 2012

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the six months ended August 31, 2013, were as follows:

	Arizona		Michigan		Ohio
	Premium		Quality		Quality
	Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)
Average liquidation value of VMTP Shares outstanding	$28,000,000		$141,800,000		$73,500,000
Annualized dividend rate	1.16%		1.16%		1.16%

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
Texas Quality Income (NTX) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through its ongoing equity shelf program (“shelf offering”), which became effective with the SEC during prior fiscal periods.

Under the shelf offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund’s shelf offering during the six months ended August 31, 2013 and the fiscal year ended February 28, 2013 were as follows:

	Texas Quality
	Income (NTX)
	Six Months	Year
	Ended	Ended
	8/31/13	2/28/13
Authorized common shares	950,000	950,000
Common shares issued	10,120	398,357
Offering proceeds, net of offering costs	$159,072	$6,438,085

Costs incurred by the Fund in connection with its initial shelf offering are recorded as a deferred charge, which are amortized over the period such additional common shares are sold not to exceed the one-year life of the shelf offering period and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. Ongoing shelf offering costs, and any additional costs the Fund may incur in connection with this shelf offering, are expensed as incurred and recorded as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

During the six months ended August 31, 2013, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $324, related to the sale of common shares from the shelf offering of Texas Quality Income (NTX).

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2013, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

64	Nuveen Investments

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$230,334,920	$—	$230,334,920
Michigan Quality Income (NUM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$450,567,300	$—	$450,567,300
Ohio Quality Income (NUO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$427,175,111	$—	$427,175,111
Texas Quality Income (NTX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$207,805,656	$—	$207,805,656

* Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

66	Nuveen Investments

During the six months ended August 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Maximum exposure to Recourse Trusts	$14,215,000		$8,430,000		$15,130,000		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2013, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Average floating rate obligations outstanding	$2,755,000		$6,625,000		$6,375,000		$3,960,000
Average annual interest rate and fees	0.60%		0.83%		0.60%		0.34%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make such investments during the six months ended August 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares
Transactions in common shares were as follows:

	Arizona Premium Income (NAZ)		Michigan Quality Income (NUM)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/13	2/28/13	8/31/13	2/28/13
Common shares:
Issued in the Reorganizations(1)	7,087,734	—	—	9,303,434
Issued to shareholders due to reinvestment of distributions	704	4,753	—	—
Repurchased and retired	—	—	(9,500)	—
Total	7,088,438	4,753	(9,500)	9,303,434
Weighted average common share:
Price per share repurchased and retired	$—	$—	$12.87	$—
Discount per share repurchased and retired	—	—	12.17%	—

	Ohio Quality Income (NUO)		Texas Quality Income (NTX)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/13	2/29/12	8/31/13	2/28/13
Common shares:
Issued in the Reorganizations(1)	8,710,950	—	—	—
Sold through shelf offering	N/A	N/A	10,120	398,357
Issued to shareholders due to reinvestment of distributions	7,507	38,469	2,256	29,023
Total	8,718,457	38,469	12,376	427,380
Weighted average common share:
Premium to NAV per shelf offering share sold	N/A	N/A	1.35%	3.21%

(1)         Refer to Note 8 – Fund Reorganizations for further details.
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares
Michigan Quality Income (NUM) and Texas Quality Income (NTX) did not have any transactions in MTP Shares during the six months ended August 31, 2013. Arizona Premium Income (NAZ), Ohio Quality Income (NUO) and Texas Quality Income (NTX) did not have any transactions in MTP Shares during the fiscal year ended February 28, 2013.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended August 31, 2013
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Arizona Premium Income (NAZ)
MTP Shares issued in connection with the Reorganizations:	2015	NAZ PRC	2,982,500	$29,825,000
	2016	NAZ PRD	2,084,600	20,846,000
Total			5,067,100	$50,671,000
Ohio Quality Income (NUO)
MTP Shares issued in connection with the Reorganizations:	2014	NUO PRACL	4,271,415	$42,714,150
	2015	NUO PRCCL	1,945,000	19,450,000
	2016	NUO PRDCL	1,165,340	11,653,400
Total			7,381,755	$73,817,550

68	Nuveen Investments

	Year Ended February 28, 2013
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Michigan Quality Income (NUM)
MTP Shares issued in connection with the Reorganizations:	2015	NUM PRC	1,631,300	$16,313,000

The Funds did not have any transactions in VMTP during the six months ended August 31, 2013. Arizona Premium Income (NAZ), Ohio Quality Income (NUO) and Texas Quality Income (NTX) did not have any transactions in VMTP Shares during the fiscal year ended February 28, 2013.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2013
	Series		Shares	Amount
Michigan Quality Income (NUM)
VMTP Shares issued in connection with the reorganization:	2014-1	*	539	$53,900,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended August 31, 2013, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Purchases	$18,126,761		$35,592,712		$35,575,601		$9,312,541
Sales and maturities	18,800,010		35,405,460		22,948,089		15,895,317

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ )	(NUM )	(NUO )	(NTX )
Cost of investments	$230,951,410	$449,384,583	$422,956,648	$204,165,519
Gross unrealized:
Appreciation	$9,310,632	$10,746,186	$13,061,751	$8,982,512
Depreciation	(12,682,127)	(16,188,486)	(17,468,144)	(9,302,380)
Net unrealized appreciation (depreciation) of investments	$(3,371,495)	$(5,442,300)	$(4,406,393)	$(319,868)

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to reorganization adjustments, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2013, the Funds’ last tax year end, as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Paid-in surplus	$(129,877)		$1,184,190		$(297,516)		$(266,551)
Undistributed (Over-distribution of) net investment income	129,819		451,504		283,114		259,110
Accumulated net realized gain (loss)	58		(1,635,694)		14,402		7,441

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ last tax year end, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Undistributed net tax-exempt income 1	$1,398,058		$4,714,372		$3,457,377		$1,085,436
Undistributed net ordinary income 2	25,500		21,254		56,868		4,645
Undistributed net long-term capital gains	—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2013, paid on March 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income	$3,775,218		$11,395,363		$10,282,944		$9,187,583
Distributions from net ordinary income 2	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)*	(NUO	)	(NTX	)
Expiration:
February 29, 2016	$221,769		$44,485		$—		$—
February 28, 2017	323,876		1,222,403		668,753		—
February 28, 2018	43,720		1,385,653		78,027		—
February 28, 2019	—		—		1,468,286		—
Not subject to expiration:
Short-term losses	—		—		—		12,149
Long-term losses	—		—		—		1,556,491
Total	$589,365		$2,652,541		$2,215,066		$1,568,640

*	A portion of Michigan Quality Income’s (NUM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	Arizona		Michigan		Ohio
	Premium		Quality		Quality
	Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)
Utilized capital loss carryforwards	$340,615		$1,061,603		$542,668

70	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
	Michigan
	Quality
	Income
	(NUM	)
Post-October capital losses 3	$2,687
Late-year ordinary losses4	—

3	Capital losses incurred from November 1, 2012 through February 28, 2013, the Funds’ last tax year end.
4	Ordinary losses incurred from January 1, 2013 through February 28, 2013, and specified losses incurred from November 1, 2012 through February 28, 2013.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2013, the complex-level fee rate for these Funds was .1694%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

	Arizona		Arizona		Arizona
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NFZ	)	(NKR	)	(NXE	)
Cost of investments	$31,692,347		$50,765,455		$61,775,129
Fair value of investments	34,328,681		54,827,769		66,235,496
Net unrealized appreciation (depreciation) of investments	2,636,334		4,062,314		4,460,367

	Ohio		Ohio		Ohio
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NXI	)	(NBJ	)	(NVJ	)
Cost of investments	$88,964,805		$64,931,242		$46,999,229
Fair value of investments	98,040,884		71,430,110		51,876,683
Net unrealized appreciation (depreciation) of investments	9,076,079		6,498,868		4,877,454

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per common share immediately before and after the Reorganizations are as follows:

	Arizona		Arizona		Arizona
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
Acquired Funds – Prior to Reorganizations	(NFZ	)	(NKR	)	(NXE	)
Common shares outstanding	1,548,446		2,440,142		3,066,030
Net assets applicable to common shares	$23,732,776		$38,158,301		$46,483,956
NAV per common share outstanding	$15.33		$15.64		$15.16

	Ohio		Ohio		Ohio
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
Acquired Funds – Prior to Reorganizations	(NXI	)	(NBJ	)	(NVJ	)
Common shares outstanding	4,250,030		3,124,341		2,158,865
Net assets applicable to common shares	$68,674,255		$49,324,657		$34,722,583
NAV per common share outstanding	$16.16		$15.79		$16.08

	Arizona		Ohio
	Premium		Quality
	Income		Income
Acquiring Funds – Prior to Reorganizations	(NAZ	)	(NUO	)
Common shares outstanding	4,476,152		9,811,005
Net assets applicable to common shares	$68,442,421		$172,007,473
NAV per common share outstanding	$15.29		$17.53

72	Nuveen Investments

	Arizona		Ohio
	Premium		Quality
	Income		Income
Acquiring Funds – Post Reorganizations	(NAZ	)	(NUO	)
Common shares outstanding	11,563,886		18,521,955
Net assets applicable to common shares	$176,817,454		$324,728,968
NAV per common share outstanding	$15.29		$17.53

The beginning of the Acquired Funds’ current fiscal period was March 1, 2013. Assuming the Reorganizations had been completed on March 1, 2013, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the six months ended August 31, 2013, are as follows:

	Arizona	Ohio
	Premium	Quality
	Income	Income
Acquiring Funds – Pro Forma Results of Operations	(NAZ )	(NUO )
Net investment income (loss)	$4,057,488	$7,852,814
Net realized and unrealized gains (losses)	(23,998,275)	(49,346,828)
Change in net assets resulting from operations	(19,940,787)	(41,494,014)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

9. Subsequent Events

Refinancing of MTP Shares
Subsequent to the close of this reporting period, Ohio Quality Income (NUO) redeemed all series of its MTP Shares, at their $10.00 liquidation value per share plus an additional amount representing any dividend amounts owed, with the proceeds of newly issued Variable Rate Demand Preferred (VRDP) Shares. On September 26, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and Ohio Quality Income’s (NUO) MTP Shares were redeemed on October 7, 2013.

Nuveen Investments	73

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update

74	Nuveen Investments

the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.       Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board

76	Nuveen Investments

Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.       The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen Michigan Quality Income Municipal Fund (the “Michigan Fund”)) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the

Nuveen Investments	77

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen Arizona Premium Income Municipal Fund, the Nuveen Ohio Quality Income Municipal Fund and the Nuveen Texas Quality Income Municipal Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Michigan Fund, the Independent Board Members observed that such Fund had satisfactory performance in comparison to peers, performing in the second or third quartile over various periods, and that such Fund also outperformed its benchmark for the one-, three- and five-year periods. In considering the performance data for the other Funds, given that, as noted above, the Performance Peer Group for each such Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Board also considered such Funds’ performance compared to their respective benchmarks and noted that each such Fund had outperformed its benchmark over the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

78	Nuveen Investments

The Independent Board Members noted that each of the Funds had a net management fee that was below or in line with its respective peer average and a net expense ratio (including fee waivers and expense reimbursements) that was below its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also

Nuveen Investments	79

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.       Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be

80	Nuveen Investments

included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.       Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.       Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	81

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Michigan Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	83

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Indexes for Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Michigan and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84	Nuveen Investments

Notes

Nuveen Investments	85

Notes

86	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	9,500	—	—

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-C-0813D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 8, 2013